SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 26, 2001

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of June 28, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Certificates, Series 2001-HE2)

                    Residential Asset Mortgage Products, Inc.
                    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                  333-86786              41-1955181
  (STATE OR OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
       OF INCORPORATION)              FILE NUMBER)        IDENTIFICATION NO.)


     8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (952) 857-7000

                      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 Not Applicable


                (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE
                      LAST REPORT) Exhibit Index Located on
                                     Page 4
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Items 1 through 6 and Item 8 are not included because they are not applicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Exhibits:

20.1 Residential Asset Mortgage Products, Inc., GMACM Home Equity Loan Trust 2001-HE2, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2001-HE2 Servicing Certificates, for Payment Date 12/26/01


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS,  INC.,
Registrant

By: /s/ Al Gentile
Name: Al Gentile
Title: Vice President

Date: December 26, 2001

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